Nasdaq: FMNB | Q1 2021 Investor Presentation Exhibit 99.1

Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express only management’s current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements include impacts from the COVID-19 pandemic on local, national and global economic conditions; higher default rates on loans made to our customers related to the COVID-19 pandemic and its impact on our customers’ operations and financial condition; unexpected changes in interest rates or disruptions in the mortgage markets related to COVID-19 or other responses to the health crisis; and the other factors contained in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020, and Quarterly Report on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date.  Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.   Use of Non-GAAP Financial Measures  This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”).  These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.”  Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and capital.   These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures.  Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies.   2

About Farmers National Banc Corp. * Source: Bank Director Magazine 2018 Bank Performance Scorecard ** Source: Best Companies Group *** Stock data as of April 30, 2021 $3.3 billion in banking assets $2.9 billion in wealth management assets under care Book value has increased at a 11% 5-year CAGR $0.44 (2.7%) annualized dividend (yield) #1 Performing Bank in Ohio* Named a Best Employer in Ohio the past 2 years** Founded in 1887 153 consecutive quarters of profitability Strong and diverse franchise currently operating 40 locations throughout 8 counties in Ohio Growth plan focused on combining big bank capabilities with local bank service 3

We are a relationship-driven organization, we view winning differently than other banks. We are in it to create Win-Wins for our bank, customers communities and shareholders. Standing Strong for our Customers Relationship Based Values 4 Maintain Financial Strength to Foster Financial Flexibility for Growth Opportunities Shareholders Provide a Customer-Centric Experience throughout all Platforms Customers Assure Farmers is the Best Place to Work Associates Supporting Customers, Associates, and Communities Community

COVID-19 Update

Standing Strong for our Communities

We are focused on protecting the health and safety of our associates and customers, while providing essential financial resources to our communities.


There's strong and there's
OHIO STRONG
STAND STRONG
Since 1887
FARMERS
NATIONAL BANK
MEMBER FDIC

Customers

- Developed payment relief initiatives and programs
- Waiving certain account fees
- Supporting small business customers through PPP assistance
- Focusing on relationship banking
- Frequent customer communications
- Leveraging digital, mobile, and online infrastructure

Communities

- Adjusted operations to safely provide essential financial support to our communities
- Created a re-opening plan
- Supporting local community food pantries and mobile meals
- Provided vital financial assistance to local community organizations responding to the COVID-19 crisis
- Giving through random acts of kindness for healthcare workers

Associates

- Created COVID-19 Task-Force
- Initiated special bonuses for certain eligible associates
- Installed plexiglass and other safety measures including custom Farmers branded four-layer masks
- Enhanced associate training and in-branch cleaning process

FARMERS NATIONAL BANC CORP. | 5

Assisted over 1,700 small business customers PPP efforts helped protect over 25,000 jobs COVID-19 Modifications Three-month deferrals were available upon request by borrowers Payment deferrals have declined significantly, since the deferral requests began in the middle of March, 2020 Standing Strong for our Customers COVID-19 Assistance PPP Loans 6 Dollar Balance (in millions) Number of Loans $199.8 Million $75.1 Million $137.2 Million $136.8 Million Initial PPP Round 2nd PPP Round Total Forgiveness PPP Balance (at 3/31/2021)

Deposit rank according to FDIC market share report at June 30, 2020 (2) January 2020 Office of Research, Ohio Development Services Agency One of the largest community banks in Ohio ranked by deposits and 18th largest bank overall by deposits According to a January 2020 study from the State of Ohio, in 2018, Ohio was the 7th largest source of GDP among the 50 states and Washington D.C. If Ohio was a separate country, it would be the 36th largest national economy in the world (2) Key Industries include: BioMedical, Health Care, Aluminum Manufacturing, Automotive Manufacturing, Customer Contact Centers, Distribution, Warehousing & Logistics, Food-Related Products Manufacturing, Petrochemicals & Energy Development, Primary Metals, Fabricated Products Manufacturing, Additive Manufacturing, Industrial Internet of Things GM Ultium Battery Plant, TJX and Lordstown Motors Corp. development projects underway in core market Well-Positioned in Strong Markets 7 Compelling Market Opportunities Within core Columbiana, Mahoning, and Wayne counties, Farmers has a #2 deposit market share, representing a strong presence Farmers’ total market share within these three counties is 16.4% Total number of institutions in the market = 21 Total deposits inside the market = $10.6 billion Cuyahoga, Geauga, Medina, Stark, and Trumbull counties offer significant growth opportunities Markets dominated by large national and super regional institutions Top ten institutions have 91.1% of the total deposit market share within these five counties Farmers is one of the largest Ohio based community banks within these counties with a total market share of 0.7% Total number of institutions in the market = 38 Total deposits inside the market = $99.1 billion

Retail Banking Consumer Loans Mortgage Loans Online & Mobile Banking Dedicated Lab Branch Interactive Teller Machines (ITMs) Business Loans Business Checking Business Mobile Banking Treasury Management Agricultural Lending Private Banking Trust Services Investment Services Insurance Services Retirement Planning and Administration Services Big Bank Capabilities, Local Bank Service Consumer Banking Business Banking Wealth Management 8

LTM Fee Income LTM Sources of Income (in thousands) Diverse Revenue Streams Noninterest income to total revenue for the 2021 first quarter was 26.6%, compared to 21.8% for the 2020 first quarter Diverse sources of noninterest income insulates the company’s income statement from benchmark rate volatility 9

Training Farmers Academy In-house leadership/management training program Ohio Bankers League Bank Management School Talent Acquisition Comprehensive recruitment program High percentage of referrals come from our employees Retention of key executives Current executive team has been with the bank for over nine years Robust Succession Planning Annual review Multi-layered approach focused on core competencies of position Linked to annual performance appraisal and development plan Executive succession planning reviewed at holding company board level Alignment with Shareholders Structure of STI and LTI programs encourages sound business practices and appropriate levels of risk management Recognition as Best Employer in Ohio in 2019 and 2020 as voted by our employees* Key metrics of success reflected in consistent results Over 220 years of combined experience, 116 of which have been with FMNB Local, Established & Experienced Leadership Team Kevin Helmick (49) President & Chief Executive Officer Carl Culp (57) Senior Executive Vice President, Chief Financial Officer Amber Wallace (55) Executive Vice President, Chief Retail/Marketing Officer Brian Jackson (52) Senior Vice President, Chief Information Officer Mark Nicastro (50) Senior Vice President, Chief Human Resources Officer Timothy Shaffer (59) Executive Vice President, Chief Credit Officer Michael Oberhaus (46) Senior Vice President, Chief Risk Officer * Source: Best Companies Group 10 Mark Wenick (61) Senior Vice President, Chief Wealth Management Officer

Leverage technology Drive efficiencies through Six Sigma operating framework Strive to be customer centric and provide exceptional experiences Assure Farmers is the best place to work Continued pursuit of organic and M&A opportunities Strive for performance metrics in top quartile ranking vs. peer group Focus on growing noninterest income Proactive capital management Maintain financial strength Prudent risk management and focus on asset quality Leveraging our History with Modern Banking Technologies to Support our Future Farmers Strategic Vision Invest in our Franchise Drive Financial Excellence 11

Graph in millions As of June 30, 2020 Farmers Trust Company (2009) Farmers National Insurance (2008) Private Client Services (2012) National Associates (2013) National Bancshares (2015) Bowers Insurance (2017) Tri-state 1st Banc (2016) Monitor Bancorp (2018) Maple Leaf (2019) Current management team has completed five acquisitions in the past five years Target franchises with similar culture, compelling reputation, and strong customer base Focus on businesses that support cross sell opportunities and diversify footprint into compelling banking markets Reasonable price with a currency mix of cash and stock Manageable initial tangible book value dilution Long-term strategy of value-enhancing acquisitions Proven Acquisition History and Strategy 12 Graph in millions

Harnessing Modern Banking Technology 13 Farmers’ Lab Branch New technologies, video tellers, and ITMs connected to centralized support specialists Focus on digital innovations and customer experience Insights gained will aid in rolling out new technology and services company-wide Embracing digital marketing strategies

Financial Performance 14

Peer group includes: CCNE, CHCO, CHMG, CIVB, CTBI, CZNC, EVBN, FISI, GABC, HBNC, IBCP, ISBA, LCNB, LEVL, LKFN, MBWM, MCBC, MFNC, MVBF, PEBO, PFBI, SMMF and SYBT Peer group data according to SNL data, Farmers data as reported Q1 2021 Performance vs. Peer Platform, Experience, & Strategy Drives Performance 15

Overview Deposit Trends ($ in millions) Deposit Composition (Average balance, in millions) Core Deposits to Total Deposits We are proud to say our bank is built on core deposits Total deposits increased 26% to $2.83 billion Non-brokered deposits increased 32% to $2.8 billion Noninterest-bearing stood at 23.8% of total deposits Total deposits funding was 95.2% of total funding on the balance sheet Deposit Trends (at March 31, 2021) 16

Loans by Industry Type Net Loans (in millions) Net Loans to Assets Overview Total loans increased 3.1% to $2.037 billion Diverse loan mix Farmers’ practice is to lend primarily within its market area Less than 2% of loan portfolio is participations purchased Less than 3% of loan portfolio is construction loans Loan Portfolio Overview (at March 31, 2021) 17

ALLL to NPL NPLs / Total Loans & Leases ($ in thousands) Early-stage delinquencies were $7.2 million or 0.35% of the loan portfolio, compared to 0.45% at December 31, 2020 Excluding PPP and acquired loans, our allowance for loan losses to gross loans ratio was 1.51% On January 1, 2021, the Bank adopted CECL, and recorded the onetime adjustment from equity into the allowance for credit losses in the amount of $2.5 million or $1.9 million, net of tax Industry Classification Outstanding Balance % of Total Loans Restaurants and Catering Facilities $44,412,000 2.18% Hotels 41,767,000 2.05% Golf Courses 7,233,000 0.35% Energy 1,340,000 0.07% Total at December 31, 2020 $94,752,000 4.65% Vulnerable Industries Related to COVID-19 Overview Asset Quality Trends (at March 31, 2021) 18

Net Interest Income After Provision for Loan Losses Net Interest Margin (annualized) FMNB vs. Peer (most recent quarter) Overview Farmers’ model produces strong net interest income, and the company has a history of outperforming its peer group’s yield on loans and cost of funds Outperforming peer group in margin as a result of: Disciplined pricing Active ALCO decision making Low-cost core funding base Peer group includes: CCNE, CHCO, CHMG, CIVB, CTBI, CZNC, EVBN, FISI, GABC, HBNC, IBCP, ISBA, LCNB, LEVL, LKFN, MBWM, MCBC, MFNC, MVBF, PEBO, PFBI, SMMF and SYBT Peer group data according to SNL data Yield on Loans Yield on Securities Net Interest Income and NIM Trends (at March 31, 2021) 19

Total Noninterest Income (in thousands) Noninterest Income to Total Revenue Components of Noninterest Income (in thousands) Overview From 2015 to 2020, noninterest income has increased at a 15.2% CAGR Internal sales programs to unify focus and identify opportunities The 2015 acquisition of National Bancshares enhanced the company’s mortgage origination capabilities Noninterest Income Trends (at March 31, 2021) 20

Noninterest Expense (in thousands) Efficiency Ratio Number of full-time employees has remained stable over the past 12 months Overall focus on driving efficiencies Profit improvement committee meets biweekly to discuss efficiency initiatives Noninterest Expense to Quarterly Avg. Assets Overview Noninterest Expense Trends (at March 31, 2021) 21

Capital and Liquidity (at March 31, 2021) Loans to Deposits Total Risk Based Capital Equity to Asset Ratio Overview Total risk-based capital well above well capitalized threshold $347.4 million in total shareholders’ equity Loan growth funded through core deposits Additional borrowing capacity at the FHLB of Cincinnati and approved lines of credit at two domestic banks. Tangible book value per share increased 18.1% to $10.56 over the prior year period 22

TSR from December 31, 2010 to March 31, 2021 Dividend Payout Ratio Total Shareholder Return for $100 Investment Quarterly cash dividend has increased 120% since 2017 Consistently paid a quarterly cash dividend Current yield 2.7% at April 30, 2021 Dividend payout range policy of 25% - 35% Focused on Creating Value for Shareholders 23